UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 13, 2008

Capital Corp of the West
(Exact name of registrant as specified in its charter)

California (State or other jurisdiction of incorporation)	0-27384 (Commission File No.)	77-0147763 (IRS Employer Identification Number)

550 West Main Street
               Merced, California                                                                  95340

            (Address of principal executive offices)                                              (Zip Code)

(209) 725‑2200

(Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

            The press release attached to this report as exhibit 99.1, which includes preliminary information about results of operations and financial condition as of and for the quarter ended March 31, 2008, is incorporated herein by reference.

Item 8.01.  Other Events

            The press release attached to this report as exhibit 99.1 is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits

(c)    Exhibits:

            The exhibit list called for by this item is incorporated by reference to the Exhibit Index filed as part of this report.

                                                SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

   Dated:   May 13, 2008

CAPITAL CORP OF THE WEST

By:    /s/ David A. Heaberlin

David A. Heaberlin, Executive Vice President and Chief Financial Officer

                      (Duly Authorized Officer)

Exhibit Index

Exhibit Number	Description
99.1	Press release of the registrant dated May 13, 2008